Exhibit 99.1

EQUITY BANCSHARES, INC.

PRESS RELEASE – 6/30/2020

Equity Bancshares, Inc. Announces Completion of $42 Million Subordinated Notes Offering and

Renewal of Senior Credit Facility

Proceeds from private placement transaction will pay down Senior Credit Facility and provide the Company with opportunistic capital

WICHITA, Kansas, June 30, 2020 – Equity Bancshares, Inc. (NASDAQ: EQBK), (“Equity”, “we”, “us”, “our”), the Wichita-based holding company of Equity Bank, announced the issuance of $42 million aggregate principal amount of fixed-to-floating rate subordinated notes due 2030 (the “Notes”) to certain institutional accredited investors and qualified institutional buyers in a private placement transaction and the renewal of its senior credit facility with ServisFirst Bank. Equity intends to use the net proceeds from the offering for general corporate purposes, including repayment of the entire $40.0 million currently drawn under Equity’s senior credit facility and for opportunistic growth.

The Notes are intended to qualify as Tier 2 capital for regulatory capital purposes. The Notes will initially bear interest at a fixed annual rate of 7.00%, payable semi-annually in arrears to, but excluding, June 30, 2025. From and including June 30, 2025, to, but excluding, the maturity date or early redemption date, the interest rate will reset quarterly to an interest rate per annum equal to the then-current three-month term SOFR (provided, that in the event the three-month term SOFR is less than zero, the three-month term SOFR will be deemed to be zero) plus 688 basis points, payable quarterly in arrears. Equity is entitled to redeem the Notes, in whole or in part, on any interest payment date on or after June 30, 2025, and to redeem the Notes at any time in whole upon certain other specified events. The Egan-Jones Ratings Company assigned an investment grade rating of BBB to the Notes.

In connection with the issuance and sale of the Notes, Equity entered into a registration rights agreement with the purchasers of the Notes pursuant to which Equity has agreed to take certain actions to provide for the exchange of the Notes for subordinated notes that are registered under the Securities Act of 1933, as amended (the “Securities Act”), with substantially the same terms as the Notes.

“We appreciate the support of our shareholders as we live up to our mission as a sophisticated, innovative community bank,” said Brad S. Elliott, Chairman and CEO of Equity. “This successful capital raise indicates support for our position in our markets, region, and industry as well as the opportunity to continue our growth trends and our service to customers in times of need. We believe this is a cost-effective way to increase our capital without diluting our current shareholders. We also thank our financial partners at ServisFirst Bank for our relationship and their continued support of our mission.”

Equity has renewed its senior credit facility with ServisFirst Bank with a new maturity date of August 15, 2021 at a floating rate equal to the prime rate then in effect with a floor of 3.50%. The maximum commitment under the senior credit facility is $40 million, which Equity can use for certain corporate activities such as mergers, subsidiary bank capital, stock repurchases and general corporate uses.

Piper Sandler & Co. served as lead placement agent and Stephens Inc. and Keefe, Bruyette & Woods, A Stifel Company, acted as placement agents for the offering. Norton Rose Fulbright US LLP served as legal counsel to Equity, and Barack Ferrazzano Kirschbaum & Nagelberg LLP served as legal counsel to the placement agents.

About Equity Bancshares, Inc.

Equity Bancshares, Inc. is the holding company for Equity Bank, offering a full range of financial solutions, including commercial loans, consumer banking, mortgage loans, trust and wealth management services and treasury management services, while delivering the high-quality, relationship-based customer service of a community bank. Equity’s common stock is traded on the NASDAQ Global Select Market under the symbol “EQBK.” Learn more at www.equitybank.com.

No Offer or Solicitation

This press release shall not constitute an offer to sell, a solicitation of an offer to sell, or the solicitation or an offer to buy any securities. There will be no sale of securities in any jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The Notes have not been registered under the Securities Act, and may not be offered or sold in the United States absent registration or an applicable

EQUITY BANCSHARES, INC.

PRESS RELEASE – 6/30/2020

exemption from registration requirements. The indebtedness evidenced by the Notes is not a deposit and is not insured by the Federal Deposit Insurance Corporation or any other government agency or fund.

Special Note Concerning Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements reflect the current views of Equity’s management with respect to, among other things, future events and Equity’s financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “project,” “forecast,” “goal,” “target,” “would” and “outlook,” or the negative variations of those words or other comparable words of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about Equity’s industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond Equity’s control. Accordingly, Equity cautions you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although Equity believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. Factors that could cause actual results to differ materially from Equity’s expectations include the impact of COVID-19; competition from other financial institutions and bank holding companies; the effects of and changes in trade, monetary and fiscal policies and laws, including interest rate policies of the Federal Reserve Board; changes in the demand for loans; fluctuations in value of collateral and loan reserves; inflation, interest rate, market and monetary fluctuations; changes in consumer spending, borrowing and savings habits; and acquisitions and integration of acquired businesses; and similar variables. The foregoing list of factors is not exhaustive.

For discussion of these and other risks that may cause actual results to differ from expectations, please refer to “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in Equity’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 10, 2020 and any updates to those risk factors set forth in Equity’s subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K. If one or more events related to these or other risks or uncertainties materialize, or if Equity’s underlying assumptions prove to be incorrect, actual results may differ materially from what Equity anticipates. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and Equity does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. New risks and uncertainties arise from time to time, and it is not possible for us to predict those events or how they may affect us. In addition, Equity cannot assess the impact of each factor on Equity’s business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements, expressed or implied, included in this press release are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that Equity or persons acting on Equity’s behalf may issue.

Investor Contact:

Chris Navratil

SVP, Finance

Equity Bancshares, Inc.

(316) 612-6014

cnavratil@equitybank.com

Media Contact:

John J. Hanley

SVP, Senior Director of Marketing

Equity Bancshares, Inc.

(816) 505-4063

jhanley@equitybank.com

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